Exhibit 21

                             BLACK HILLS POWER, INC.

              ACTIVE WHOLLY OWNED DIRECT AND INDIRECT SUBSIDIARIES


            Acquisition Partners, LP, a New York limited partnership

   Adirondack Hydro - Fourth Branch, LLC, a New York limited liability company

        Adirondack Hydro Development Corporation, a Delaware corporation

    Adirondack Operating Services, LLC, a New York limited liability company

         Black Hills Colorado, LLC, a Delaware limited liability company

            Black Hills Energy Capital, Inc., a Delaware corporation

     Black Hills Fountain Valley, LLC, a Delaware limited liability company

     Black Hills Idaho Operations, LLC, a Delaware limited liability company

              Black Hills Long Beach, Inc., a Delaware corporation

    Black Hills Nevada Operations, LLC, a Delaware limited liability company

        Black Hills Nevada Real Estate Holdings, LLC, a Delaware limited liability company

          Black Hills Nevada, LLC, a Delaware limited liability company

             Black Hills North America, Inc., a Delaware corporation

        Black Hills Southwest, LLC, a Delaware limited liability company

           Black Hills Valmont Colorado, Inc., a Delaware corporation

  E NextA Equipment Leasing Company, LLC, a Delaware limited liability company

                   EIF Investors, Inc., a Delaware corporation

        Fountain Valley Power, LLC, a Delaware limited liability company

             Hudson Falls, LLC, a New York limited liability company

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 Las Vegas Cogeneration Energy Financing Company, LLC, a Delaware limited liability company

      Las Vegas Cogeneration II, LLC, a Delaware limited liability company

                Middle Falls Corporation, a New York Corporation

           Middle Falls II, LLC, a New York limited liability company

                     NHP, LP, a New York limited partnership

        North American Funding, LLC, a Delaware limited liability company

            NYSD Limited Partnership, a New York limited partnership

            NYSD Partners, LLC, a New York limited liability company

                 Sissonville Corporation, a New York corporation

            Sissonville II, LLC, a New York limited liability company

     Sissonville Limited Partners, LLC, a New York limited liability company

         Sissonville Limited Partnership, a New York limited partnership

          South Glens Falls, LLC, a Delaware limited liability company

                  State Dam Corporation, a New York corporation

             State Dam II, LLC, a New York limited liability company

               Sunco Ltd., LLC, a Nevada limited liability company

                 Warrensburg Corporation, a New York corporation

   Warrensburg Hydro Power Limited Partnership, a New York limited partnership

               Warrensburg II Corporation, a New York corporation



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